UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22482

Nuveen Energy MLP Total Return Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL			60606
(Address of principal executive offices)			(Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

November 30, 2011

MLP & Strategic
Equity Fund Inc.

MTP

Nuveen Energy MLP Total Return Fund

JMF

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	10

Performance Overviews	12

Report of Independent Registered Public Accounting Firm	14

Portfolios of Investments	15

Statement of Assets & Liabilities	19

Statement of Operations	20

Statement of Changes in Net Assets	21

Statement of Cash Flows	22

Financial Highlights	24

Notes to Financial Statements	26

Board Members and Officers	41

Reinvest Automatically, Easily and Conveniently	46

Glossary of Terms Used in this Report	48

Additional Fund Information	50

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
January 20, 2012

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Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

MLP & Strategic Equity Fund (MTP)
Nuveen Energy MLP Total Return Fund (JMF)

The Funds' investment adviser is Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments. Both Funds are managed by Fiduciary Asset Management Inc. (FAMCO), a wholly-owned affiliate of Piper Jaffray Investment Management Inc. James J. Cunnane Jr., CFA, chief investment officer at FAMCO, and Quinn T. Kiley, senior portfolio manager, co-manage both Funds. Collectively, the team has over 25 years of experience managing Master Limited Partnerships (MLPs). Here they discuss market conditions, their investment strategies and the performance of the Funds for their respective periods ended November 30, 2011.

While this is an annual report, neither Fund is reviewing a full twelve months of performance. Effective November 1, 2011, MTP changed its fiscal and tax year ends from October 31 to November 30. The inception date for JMF was February 24, 2011.

What were the general market conditions and trends over the course of the period?

During the period from JMF's inception in February 2011 through November 30, 2011, the U.S. economy's recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at "exceptionally low levels" at least through mid-2013. The Fed also announced that it would extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of Treasury securities with maturities of six to thirty years and selling an equal amount of Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annual rate of 2.5% and posted the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.4% year-over-year as of November 2011, while the core CPI (which excludes food and energy) increased 2.2%, edging just above the Fed's unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, although the unemployment rate started to trend lower toward the end of the period. The U.S. Bureau of Labor Statistics

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reported that the U.S. unemployment rate fell to 8.6% in November 2011. The housing market also continued to be a major weak spot. For the twelve months ended October 2011 (the most recent data available at the time this report was prepared), the average home price in the 20 major metropolitan areas measured by the Standard & Poor's (S&P)/Case-Shiller Index lost 3.4% from one year earlier. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and the efforts to reduce the federal deficit.

For the one-month period since the last shareholder report for MTP, markets generally remained skittish as the eurozone crisis persisted. Due to this uncertainty, there was little momentum or direction in the markets.

What was the general market environment for Master Limited Partnerships (MLPs)?

The market environment for MLPs was somewhat complex during the approximately nine-month period between JMF's inception in late February 2011 and November 30, 2011. MLPs and other domestic energy companies had exhibited strong performance as the economic recovery continued and development of non-conventional oil and gas reserves occurred at a torrid pace. This growth led to significant capital opportunities for MLPs, and the capital markets were supportive with equity and debt offerings for MLPs on pace for record issuance in 2011. However, despite this fundamental strength, macro-economic and political concerns were a dominant force, causing significant volatility in the equity markets. MLPs were able to deliver gains, but the upside potential was limited due to general investor uncertainty.

Significant volatility was experienced shortly after the Fund was launched when rumors occurred of a U.S. Treasury Department recommendation to change tax policy and make all large partnerships taxable at the entity level. While there was no real substance to these rumors, markets reacted swiftly with MLPs selling off sharply. The market saw more volatility during the third quarter of 2011 when Standard & Poor's downgraded of the U.S. sovereign credit rating from AAA to AA+. Effectively all gains made during the previous nine months were erased in August and September, only to have the pendulum swing back during October allowing the MLP markets to post gains during the nine month period of 1.0% for the Alerian MLP Index compared to a (4.5)% loss for the S&P 500 Index.

For MTP's one month reporting period, after experiencing the biggest monthly gains since 2009, the MLP markets were relatively flat in November. In part, this unimpressive month can be attributed to the most active equity offering calendar of the year. Twelve deals took place during the month, including two initial public offerings.

What strategies were used to manage the Funds during their respective reporting periods?

JMF launched on February 24, 2011. Since its inception, the proceeds from the Fund's initial public offering have been invested in publicly traded MLPs operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. The Fund invested with a focus on higher yielding MLPs with the goal of earning and

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  One-year and since inception returns for MTP are annualized; the one-month return for MTP and since inception return for JMF are cumulative.

**  Refer to Glossary of Terms used in this Report for definitions.

***  Since inception returns for MTP and its comparative indexes are from 6/29/07; since inception returns for JMF and its comparative indexes are from 2/24/11.

****  Fund is not reporting on performance for the one-month period ended November 30, 2011.

growing the Fund's distribution to shareholders and a belief that yield would comprise the majority of returns during this period.

We maintained our preference for holding MLPs that own pipelines and other infrastructure facilities. This came from our belief in the expected growth of production from nonconventional oil and gas reserves throughout the United States. This potential increase in production from new regions, combined with what we believe to be an increasingly favorable policy shift towards domestic natural gas consumption, could result in the need for higher utilization rates of existing infrastructure and the need for new pipelines as well. We believe this environment is supportive of MLP cash flows and valuations. Distribution growth has always been an important factor in MLP valuations, and we believe a potential increase in mergers and acquisition activity could increase some MLP distributions, which in turn could result, in some cases, in greater distributions to investors. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, with a primary goal of earning our distribution while seeking capital appreciation.

This annual report for MTP covers a one-month period as a result of a change in the Fund's fiscal year end from October 31 to November 30. During the one-month period, the Fund executed a trading strategy designed to utilize significant tax loss carry-forwards against unrealized gains in the portfolio while maintaining favorable exposure to the MLP asset class. The Fund participated in a private placement during the month, as well. The Fund purchased restricted units of Teekay Offshore Partners LP, an owner operator of vessels engaged in the production, storage and transportation of oil.

In this environment, how did the Funds perform?

Returns for the Funds, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 11/30/11

	1-Month	1-Year	Since Inception***
MTP	0.11%	5.50%	4.89%
Alerian MLP Index**	-0.24%	9.54%	10.02%
S&P 500 Index**	-0.22%	7.83%	-2.05%
JMF****	N/A	N/A	-4.76%
Alerian MLP Index**	N/A	N/A	2.98%
S&P 500 Index**	N/A	N/A	-3.03%

MTP outperformed the Alerian MLP Index and the S&P 500 Index for the month of November, 2011. In a mixed month for performance, the gathering & processing and marine sectors produced gains, while other sectors retreated during the period. Kinder Morgan Management LLC and Western Gas Partners LP were the largest positive contributors to the Fund's performance. The Fund's continued underweight positions in several large MLPs in the Alerian MLP Index were a drag on performance.

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Over the nine month period since its inception, JMF's return trailed the performance of both indexes. JMF implemented its leverage strategy in early May through the use of bank borrowings, which magnified the month's negative performance. In addition, as a new issue, JMF's net asset value (NAV) had comparatively very little benefit from the NAV support experienced by many of the more seasoned funds in the MLP market. These more seasoned funds generally had unrealized portfolio gains and an associated deferred tax liability. As the market retreated, the NAV declines of these seasoned funds were partially, but meaningfully, offset by a reduction in their deferred tax liabilities. Together, the effects of leverage and the relative absence of a deferred tax liability had a greater effect on JMF than the effects of sector selection.

At the portfolio level, JMF's holdings are smaller in market capitalization than the Alerian MLP Index and tend to be slightly more commodity sensitive. These allocations detracted from performance during the period relative to the Alerian MLP Index, which is based upon the fifty largest, most liquid MLPs and significantly concentrated in the largest constituents. The Alerian MLP Index has 58% of its weight in the largest quintile of MLPs by market capitalization compared to the Fund holding less than 32% in this same quintile. The underperformance at the portfolio level can be almost entirely attributed to this underweight position, which was originated due to the low yielding nature of these large cap MLPs.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of a Fund's distributions that will qualify as tax-advantaged dividends.

Price Risk. This refers to the fact that shares of closed-end investment companies like the Funds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Funds cannot predict whether the common shares will trade at, above or below net asset value.

Energy Sector Risk. Because the Funds invest primarily in energy sector MLPs, concentration in this sector may present more risks than if the Funds were invested in numerous sectors of the economy.

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MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Funds are able to invest a greater portion of their assets in obligations of a single issuer than a "diversified" fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price, and distributions. Leverage risk can be introduced through structural leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Inverse Floater Risk. The funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a fund's exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the fund could lose more than its original principal investment.

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Share Distribution
and Price Information

Distribution Information

The following information regarding your Fund's distributions is current as of November 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

MTP did not make a distribution during the one-month period ended November 30, 2011. JMF declared its first quarterly distribution to shareholders of $.3160 per share payable May 16, 2011, and that quarterly amount remained stable during the remainder of the reporting period.

The Funds' quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund's investments in shares of energy Master Limited Partnerships (MLPs), less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as an ordinary "C" corporation). Currently, the Funds intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components. For additional information regarding the managed distribution program please visit the distribution section of each Fund's website at www.nuveen.com.

For purposes of determining the income tax characterization of each Fund's distributions, amounts in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP that exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of a Fund's income tax basis in that MLP.

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The following table provides estimated information regarding each Fund's distributions and actual total return performance for the period ended November 30, 2011. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of November 30, 2011	MTP*	JMF**
Inception date	6/29/07	2/24/11
Period ended November 30, 2011
Per share distribution
From net investment income	$—	$—
Return of capital	—	0.95
Total per share distribution	$—	$0.95
Annualized distribution rate on NAV	—%	7.36%
Average annual total returns***:
1-Month on NAV	0.11%	N/A
1-Year on NAV	5.50%	N/A
Since inception on NAV	4.89%	-4.76%

*  For the period November 1, 2011 through November 30, 2011.

**  For the period February 24, 2011 (commencement of operations) through November 30, 2011.

***  Returns less than 1-year are cumulative.

Price Information

The Funds have not repurchased any of their outstanding shares since the inception of their repurchase programs.

As of November 30, 2011, the Funds' share prices were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

Fund	11/30/11 (-)Discount	Average* (+) Premium/(-)Discount
MTP	(-) 9.12%	(-) 9.47%
JMF	(-) 3.25%	(+) 1.47%

*  MTP's average is for the period November 1, 2011 through November 30, 2011. JMF's average is for the period February 24, 2011 (commencement of operations) through November 30, 2011.

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Fund Snapshot

Share Price	$16.15
Net Asset Value (NAV)	$17.77
Premium/(Discount) to NAV	-9.12%
Current Distribution Rate[1]	5.87%
Net Assets ($000)	$263,247

Average Annual Total Return

(Inception 6/29/07)

	On Share Price	On NAV
1-Month (Cumulative)	-1.22%	0.11%
1-Year	-3.81%	5.50%
Since Inception	1.78%	4.89%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	97.4%
Gas Utilities	1.8%
Short-Term Investments	0.6%
Energy Equipment & Services	0.2%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings

(as a % of total investments)2, 4

Enterprise Products Partners LP	5.6%
Kinder Morgan Management LLC	5.6%
Plains All American Pipeline LP	5.2%
ONEOK Partners LP	4.8%
DCP Midstream Partners LP	4.6%
Energy Transfer Equity LP	4.5%
Western Gas Partners LP	4.3%
Williams Partners LP	4.0%
Targa Resources Partners LP	4.0%
Magellan Midstream Partners LP	3.7%

MTP

Performance

OVERVIEW

MLP & Strategic Equity Fund Inc.

  as of November 30, 2011

Portfolio Allocation (as a % of total investments)2

2010-2011 Dividends Per Share3

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Effective February 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first quarterly distribution of $.2370 per share payable May 16, 2011.

4  Excluding short-term investments.

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JMF

Performance

OVERVIEW

Nuveen Energy MLP Total Return Fund

  as of November 30, 2011

Portfolio Allocation (as a % of total investments)2

2011 Quarterly Dividends Per Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Holdings are subject to change.

3  Excluding short-term investments.

Fund Snapshot

Share Price	$16.66
Net Asset Value (NAV)	$17.22
Premium/(Discount) to NAV	-3.25%
Current Distribution Rate[1]	7.59%
Net Assets Applicable to Common Shares ($000)	$409,905

Leverage

Structural Leverage	23.37%
Effective Leverage	23.37%

Cumulative Total Return

(Inception 2/24/11)

	On Share Price	On NAV
Since Inception	-11.94%	-4.76%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	98.3%
Energy Equipment & Services	1.5%
Short-Term Investments	0.1%
Gas Utilities	0.1%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings

(as a % of total investments)2, 3

Kinder Morgan Management LLC	8.5%
Plains All American Pipeline LP	7.9%
Enbridge Energy Management LLC	7.4%
Enterprise Products Partners LP	6.7%
Regency Energy Partners LP	5.6%
Energy Transfer Equity LP	5.5%
Williams Partners LP	5.5%
DCP Midstream Partners LP	5.0%
Copano Energy LLC	4.6%
Inergy LP	4.3%

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Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of
MLP & Strategic Equity Fund Inc. and Nuveen Energy MLP Total Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. and Nuveen Energy MLP Total Return Fund (hereinafter referred to as the "Funds") at November 30, 2011, the results of each of their operations, the changes in each of their net assets and of cash flows for Nuveen Energy MLP Total Return Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of MLP & Strategic Equity Fund Inc. for the year ended October 31, 2008 and the period ended October 31, 2007 were audited by other independent auditors whose report, dated December 26, 2008, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL
January 27, 2012

Nuveen Investments

MTP

MLP & Strategic Equity Fund Inc.

Portfolio of INVESTMENTS

  November 30, 2011

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 108.1% (99.4% of Total Investments)
	Energy Equipment & Services – 0.2% (0.2% of Total Investments)
21,916	Exterran Partners LP	$475,796
	Gas Utilities – 2.0% (1.8% of Total Investments)
64,000	AmeriGas Partners LP	2,808,320
53,406	Suburban Propane Partners LP	2,483,379
	Total Gas Utilities	5,291,699
	Oil, Gas & Consumable Fuels – 105.9% (97.4% of Total Investments)
37,550	Alliance Holding GP LP	1,903,034
69,296	Alliance Resource Partners LP	4,951,199
21,100	American Midstream Partners LP	397,524
18,000	Boardwalk Pipeline Partners LP	467,280
87,700	Breitburn Energy Partners LP	1,622,450
145,563	Buckeye Partners LP	9,286,919
128,381	Buckeye Partners LP, Class B Shares, (2), (3), (4)	7,478,292
45,300	Chesapeake Midstream Partners LP	1,187,313
46,500	Copano Energy LLC	1,539,150
94,061	Crestwood Midstream Partners LP	2,809,602
128,815	Crestwood Midstream Partners LP, Class C Shares, (2), (3), (4)	3,651,402
306,557	DCP Midstream Partners LP	13,154,361
332,200	El Paso Pipeline Partners LP	10,886,194
258,553	Enbridge Energy Management LLC, (3)	8,237,499
173,188	Enbridge Energy Partners LP	5,363,632
365,557	Energy Transfer Equity LP	12,900,507
351,414	Enterprise Products Partners LP	15,985,823
122,690	EV Energy Partners, LP	8,373,593
135,964	Genesis Energy LP	3,547,301
105,695	Holly Energy Partners LP	5,889,325
221,875	Inergy LP	5,364,938
34,960	LRR Energy LP	660,744
223,455	Kinder Morgan Management LLC, (3)	15,813,910
172,048	Magellan Midstream Partners LP	11,007,631
173,150	MarkWest Energy Partners LP	9,287,766
47,375	Natural Resource Partners LP	1,303,760
10,000	NGL Energy Partners LP	214,800
13,000	NuStar Energy LP	712,920
150,800	NuStar GP Holdings LLC	4,477,252
269,006	ONEOK Partners LP	13,600,943
15,800	Oxford Resource Partners LP	278,554
40,003	Pioneer Southwest Energy Partners LP	1,216,491
228,849	Plains All American Pipeline LP	14,843,146
289,713	Regency Energy Partners LP	6,666,296
281,026	Spectra Energy Partners LP	8,506,657
84,470	Sunoco Logistics Partners LP	8,722,372
301,250	Targa Resources Partners LP	11,305,913
144,999	TC PipeLines LP	6,899,052
280,469	Teekay Offshore Partners LP, (2), (4)	7,050,991
52,875	Teekay Offshore Partners LP	1,474,684
83,063	Teekay LNG Partners LP	2,673,798

Nuveen Investments

MTP

MLP & Strategic Equity Fund Inc. (continued)

Portfolio of INVESTMENTS November 30, 2011

Shares/ Units	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
118,426	TransMontaigne Partners LP	$3,620,283
326,420	Western Gas Partners LP	12,299,506
195,822	Williams Partners LP	11,369,425
	Total Oil, Gas & Consumable Fuels	279,004,232
	Total Master Limited Partnerships & MLP Affiliates (cost $197,648,966)	284,771,727

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.7% (0.6% of Total Investments)
$1,724	Repurchase Agreement with State Street Bank, dated 11/30/11, repurchase price $1,724,016, collateralized by $1,760,000 U.S. Treasury Bills, 0.000%, due 12/29/11, value $1,759,972	0.010%	12/01/11	$1,724,016
	Total Short-Term Investments (cost $1,724,016)			1,724,016
	Total Investments (cost $199,372,982) – 108.8%			286,495,743
	Other Assets Less Liabilities – (8.8)%			(23,248,807)
	Net Assets – 100%			$263,246,936

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry   sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

  (2)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Distributions are paid in-kind.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund

Portfolio of INVESTMENTS

  November 30, 2011

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 130.5% (99.9% of Total Investments)
	Energy Equipment & Services – 1.9% (1.5% of Total Investments)
368,020	Exterran Partners LP	$7,989,714
	Gas Utilities – 0.1% (0.1% of Total Investments)
8,000	AmeriGas Partners LP	351,040
	Oil, Gas & Consumable Fuels – 128.5% (98.3% of Total Investments)
114,000	Alliance Holding GP LP	5,777,520
145,450	American Midstream Partners LP	2,740,278
295,000	Breitburn Energy Partners LP	5,457,500
191,200	Buckeye Partners LP	12,198,560
239,441	Buckeye Partners LP, Class B Shares, (2), (3), (4)	13,947,623
739,770	Copano Energy LLC	24,486,387
624,245	DCP Midstream Partners LP	26,786,353
457,600	El Paso Pipeline Partners LP	14,995,552
1,271,665	Enbridge Energy Management LLC, (3)	39,383,465
838,350	Energy Transfer Equity LP	29,585,372
782,215	Enterprise Products Partners LP	35,582,960
215,125	EV Energy Partners, LP	14,682,281
758,240	Genesis Energy LP	19,782,482
942,455	Inergy LP	22,788,562
645,211	Kinder Morgan Management LLC, (3)	45,661,582
64,880	LRR Energy LP	1,226,232
81,000	Magellan Midstream Partners LP	5,182,380
171,950	Natural Resource Partners LP	4,732,064
372,000	NGL Energy Partners LP	7,990,560
22,000	NuStar Energy LP	1,206,480
10,000	NuStar GP Holdings LLC	296,900
693,815	Oxford Resource Partners LP	12,231,958
649,265	Plains All American Pipeline LP	42,111,328
1,309,505	Regency Energy Partners LP	30,131,710
471,550	Targa Resources Partners LP	17,697,272
394,645	TC PipeLines LP	18,777,209
159,335	Teekay Offshore Partners LP, (2), (4)	4,005,682
417,000	Teekay Offshore Partners LP	11,630,130
306,170	Teekay LNG Partners LP	9,855,612
162,660	TransMontaigne Partners, LP	4,972,516
300,000	Western Gas Partners LP	11,304,000
507,330	Williams Partners LP	29,455,580
	Total Oil, Gas & Consumable Fuels	526,664,090
	Total Master Limited Partnerships & MLP Affiliates (cost $530,683,202)	535,004,844

Nuveen Investments

JMF

Nuveen Energy MLP Total Return Fund (continued)

Portfolio of INVESTMENTS November 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.1% (0.1% of Total Investments)
$627	Repurchase Agreement with State Street Bank, dated 11/30/11, repurchase price $627,050, collateralized by $640,000 U.S. Treasury Bills, 0.000%, due 12/29/11, value $639,990	0.010%	12/01/11	$627,050
	Total Short-Term Investments (cost $627,050)			627,050
	Total Investments (cost $531,310,252) – 130.7%			535,631,894
	Borrowings – (30.5)% (5), (6)			(125,000,000)
	Other Assets Less Liabilities – (0.2)%			(727,275)
	Net Assets – 100%			$409,904,619

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

  (2)  For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.

  (3)  Distributions are paid in-kind.

  (4)  Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

  (5)  Borrowings as a percentage of Total Investments is 23.3%.

  (6)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of November 30, 2011, investments with a value of $339,292,082 have been pledged as collateral for Borrowings.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

November 30, 2011

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Assets
Investments, at value (cost $199,372,982 and $531,310,252, respectively)	$286,495,743	$535,631,894
Receivables:
Distributions from Master Limited Partnerships ("MLPs")	131,591	245,427
Investments sold	3,796,824	—
Other assets	2,039	10,036
Total assets	290,426,197	535,887,357
Liabilities
Borrowings	—	125,000,000
Payables:
Interest	—	138,013
Federal income tax	213,759	—
State income tax	930,906	—
Net deferred tax liability	25,508,715	—
Accrued expenses:
State franchise tax	9,878	118, 219
Management fees	221,518	468,499
Other	294,485	258,007
Total liabilities	27,179,261	125,982,738
Net assets	$263,246,936	$409,904,619
Shares outstanding	14,810,750	23,800,246
Net asset value per share outstanding	$17.77	$17.22
Net assets consist of:
Shares, $.001 and $.01 par value per share, respectively	$14,811	$238,002
Paid-in surplus	221,198,223	430,526,658
Accumulated net investment income (loss), net of tax	4,267,893	(5,516,747)
Accumulated net realized gain (loss), net of tax	(42,631,086)	(19,664,936)
Net unrealized appreciation (depreciation), net of tax	80,397,095	4,321,642
Net assets	$263,246,936	$409,904,619
Authorized shares	100,000,000	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

	MLP & Strategic Equity (MTP)		Energy MLP Total Return (JMF)
	One Month Ended 11/30/11	Year Ended 10/31/11	For the Period 2/24/11 (commencement of operations) through 11/30/11
Investment Income
Distributions from MLPs	$2,680,011	$15,115,040	$23,593,819
Less: Return of capital on distributions from MLPs	(2,680,011)	(15,115,040)	(23,593,819)
Interest	72	1,892	1,224
Total investment income	72	1,892	1,224
Expenses
Management fees	(234,206)	(2,848,754)	(4,073,073)
Shareholders' servicing agent fees and expenses	(17)	(7,099)	(104)
Interest expense on borrowings	—	—	(928,957)
Custodian's fees and expenses	(2,978)	(46,124)	(58,424)
Directors'/Trustees' fees and expenses	(696)	(26,371)	(16,617)
Professional fees	(33,229)	(93,625)	(133,890)
Shareholders' reports—printing and mailing expenses	(16,952)	(81,493)	(108,304)
Stock exchange listing fees	(18)	—	—
Investor relations expense	(3,564)	(40,794)	(63,720)
Franchise tax expense	(9,878)	—	(118,219)
Other expenses	(9,351)	(7,219)	(21,488)
Total expenses before custodian fee credit and expense reimbursement	(310,889)	(3,151,479)	(5,522,796)
Custodian fee credit	23	19	4,825
Expense reimbursement	12,688	—	—
Net expenses	(298,178)	(3,151,460)	(5,517,971)
Net investment income (loss) before taxes	(298,106)	(3,149,568)	(5,516,747)
Deferred tax benefit	684,362	676,861	—
Current tax (expense)	(527,699)	(605,270)	—
Net investment income (loss)	(141,443)	(3,077,977)	(5,516,747)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	36,954,000	14,713,908	(19,664,936)
Deferred tax (expense)/benefit	(15,723,000)	(4,650,340)	—
Net realized gain (loss) from investments	21,231,000	10,063,568	(19,664,936)
Change in net unrealized appreciation (depreciation) of investments before taxes	(36,019,417)	16,510,736	4,321,642
Deferred tax (expense)/benefit	15,325,359	(5,218,228)	—
Change in net unrealized appreciation (depreciation) of investments	(20,694,058)	11,292,508	4,321,642
Net realized and unrealized gain (loss)	536,942	21,356,076	(15,343,294)
Net increase (decrease) in net assets from operations	$395,499	$18,278,099	$(20,860,041)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	MLP & Strategic Equity (MTP)			Energy MLP Total Return (JMF)
	One Month Ended 11/30/11	Year Ended 10/31/11	Year Ended 10/31/10	For the Period 2/24/11 (commencement of operations) through 11/30/11
Operations
Net investment income (loss)	$(141,443)	$(3,077,977)	$(2,047,329)	$(5,516,747)
Net realized gain (loss) from investments	21,231,000	10,063,568	3,949,654	(19,664,936)
Change in net unrealized appreciation (depreciation) of investments	(20,694,058)	11,292,508	69,084,607	4,321,642
Net increase (decrease) in net assets from operations	395,499	18,278,099	70,986,932	(20,860,041)
Distributions to Shareholders
From net investment income	—	(8,719,354)	—	—
Return of capital	—	(5,053,525)	(12,405,256)	(22,473,984)
Decrease in net assets from distributions to shareholders	—	(13,772,879)	(12,405,256)	(22,473,984)
Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	450,006,600
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	188,523	1,292,066	3,131,769
Net increase (decrease) in net assets from Fund share transactions	—	188,523	1,292,066	453,138,369
Net increase (decrease) in net assets	395,499	4,693,743	59,873,742	409,804,344
Net assets at the beginning of period	262,851,437	258,157,694	198,283,952	100,275
Net assets at the end of period	$263,246,936	$262,851,437	$258,157,694	$409,904,619
Accumulated net investment income (loss), net of tax at the end of period	$4,267,893	$(6,901,946)	$(10,090,869)	$(5,516,747)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows

Energy MLP Total Return (JMF)
For the Period 2/24/11 (commencement of operations) through 11/30/11
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(20,860,041)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(809,319,834)
Proceeds from sales and maturities of investments	235,377,877
Return of capital distributions from MLPs	23,593,819
Proceeds from (Purchase of) short-term investments, net	(627,050)
(Increase) Decrease in:
Receivable for distributions from MLPs	(245,427)
Other assets	(10,036)
Increase (Decrease) in:
Payable for interest	138,013
Accrued state franchise tax expense	118,219
Accrued management fees	468,499
Accrued other expenses	258,007
Net realized (gain) loss from investments	19,664,936
Change in net unrealized (appreciation) depreciation of investments	(4,321,642)
Net cash provided by (used in) operating activities	(555,764,660)
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	125,000,000
Cash distributions paid to shareholders	(19,342,215)
Proceeds from sale of shares, net of offering costs	450,006,600
Net cash provided by (used in) financing activities	555,664,385
Net Increase (Decrease) in Cash	(100,275)
Cash at the beginning of period	100,275
Cash at the End of Period	$—
Supplemental Disclosure of Cash Flow Information
Cash paid by Energy MLP Total Return (JMF) for interest on borrowings during the period ended November 30, 2011 was $682,952.
Non-cash financing activities not included herein consist of reinvestments of share distributions of $3,131,769.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

			Investment Operations			Less Distributions
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
MLP & Strategic Equity (MTP)
Year Ended 11/30:
2011	(f)	$17.75	$(.01)	$.03	$.02	$—	$—	$—	$—	$17.77	$16.15
Year Ended 10/31:
2011		17.44	(.21)	1.45	1.24	(.59)	(.34)	(.93)	—	17.75	16.35
2010		13.47	(.14)	4.95	4.81	—	(.84)	(.84)	—	17.44	17.41
2009		11.70	(.15)	2.82	2.67	—	(.90)	(.90)	—	13.47	14.42
2008		18.06	(.09)	(5.07)	(5.16)	—	(1.20)	(1.20)	—	11.70	13.00
2007	(g)	19.10	.04	(.74)	(.70)	(.03)	(.27)	(.30)	(.04)	18.06	16.24
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011	(h)	19.10	(.24)	(.65)	(.89)	—	(.95)	(.95)	(.04)	17.22	16.66
		Borrowings at the End of Period
		Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011	(h)	$125,000	$4,280

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Before Reimbursement/Income Taxes/ Tax Benefit (Expense)		Ratios to Average Net Assets After Reimbursement(c)(d)(e)		Ratios to Average Net Assets
		Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Current and Deferred Tax Benefit (Expense)		Portfolio Turnover Rate
MLP & Strategic Equity (MTP)
Year Ended 11/30:
2011	(f)	(1.22)%	.11%	$263,247	(1.45)%*	(1.45)%*	(2.52)%*	(.66 )%*	(1.13	)%*	20%
Year Ended 10/31:
2011		(.82)	7.25	262,851	(1.20)	(1.20)	(4.93)	(1.17)	(3.73)		37
2010		26.91	36.28	258,158	(1.31)	(1.31)	(8.36)	(.86)	(7.05)		16
2009		20.47	25.04	198,284	(1.35)	(1.32)	(1.35)	(1.32)	—		38
2008		(12.82)	(29.45)	170,399	(1.33)	(.62)	(1.33)	(.62)	—		5
2007	(g)	(17.37)	(3.77)	262,603	(1.35)*	.62 *	(1.35)*	.62 *	—		0
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011	(h)	(11.94)	(4.76)	409,905	(1.78)*	(1.78)*	(1.78)*	(1.78)*	—	*	46

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  For the period June 29, 2007, (commencement of operations) through October 31, 2009, MLP & Strategic Equity's (MTP) Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)  After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(d)  Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(e)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 7– Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense, costs and fees paid on borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011	(h)	.30	%*

(f)  For the one month ended November 30, 2011.

(g)  For the period June 29, 2007 (commencement of operations) through October 31, 2007.

(h)  For the period February 24, 2011 (commencement of operations) through November 30, 2011.

*  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are MLP & Strategic Equity Fund Inc. (MTP) and Nuveen Energy MLP Total Return Fund (JMF) (each a "Fund" and collectively the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds' adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser").

Prior to its commencement of operations on February 24, 2011, Energy MLP Total Return (JMF) had no operations other than those related to organizational matters, the initial capital contribution of $100,275, and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Adviser.

Effective November 1, 2011, MLP & Strategic Equity (MTP) changed its fiscal and tax year ends from October 31 to November 30. This change did not affect the objective, investment strategy or portfolio management of the Fund.

MLP & Strategic Equity's (MTP) investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships ("MLPs") operating in the energy infrastructure sector of the market. Energy MLP Total Return's (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Footnote 7 — Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Funds consider investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Funds consider an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general

Nuveen Investments

principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors/Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members,through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund's investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the "MLP Entities"). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on the accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund's characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as "Distributions from MLPs" on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as "Return of capital on distributions from MLPs" on the Statement of Operations. For the periods ended November 30, 2011, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Income Taxes

Each Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for MLP & Strategic Equity (MTP) and Energy MLP Total Return (JMF) are 5.36% and 1.99%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

Each Fund's income tax provision consists of the following as of November 30, 2011, the Funds' tax year end:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Current tax expense (benefit):
Federal	$213,759	$—
State	313,940	—
Total current tax expense (benefit)	$527,699	$—

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Notes to

FINANCIAL STATEMENTS (continued)

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Deferred tax expense (benefit):
Federal	$(100,871)	$—
State	(185,850)	—
Total deferred tax expense (benefit)	$(286,721)	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	MLP & Strategic Equity (MTP)		Energy MLP Total Return (JMF)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$222,767	35.00%	$(7,301,014)	35.00%
State income taxes net of federal benefit	34,127	5.36	(415,641)	1.99
Effect of permanent differences	—	—	—	—
Effect of valuation allowance	(15,916)	(2.50)	7,716,655	(36.99)
Effect of other items	—	—	—	—
Total income tax expense (benefit)	$240,978	37.86%	$—	—%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs' taxable income in computing its own taxable income. Each Fund's tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes ("ASC 740") that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

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Components of the Funds' deferred tax assets and liabilities as of November 30, 2011, the Funds' tax year end, are as follows:

	MLP & Strategic* Equity (MTP)	Energy MLP** Total Return (JMF)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$6,239,879	$1,976,367
Capital loss carryforward (tax basis)	7,379,877	7,250,242
Tax credit carryforward—AMT	214,554	—
Other	3,756	—
	$13,838,066	$9,226,609
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(38,158,862)	$(1,509,954)
Net deferred taxes before valuation allowance	$(24,320,796)	$7,716,655
Less: valuation allowance	(1,187,919)	(7,716,655)
Net deferred tax assets (liabilities)	$(25,508,715)	$—

Changes in the valuation allowance were as follows:

Balance at the beginning of period	$1,203,835	$—
Provision to return	(15,916)	—
Initial allowance recorded	—	7,716,655
Balance at the end of period	$1,187,919	$7,716,655

*  For the period November 1, 2011 through November 30, 2011.

**  For the period February 24, 2011 (commencement of operations) through November 30, 2011.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Cost of investments	$184,648,771	$531,595,920
Gross unrealized:
Appreciation	$102,029,248	$33,718,782
Depreciation	(182,276)	(29,682,808)
Net unrealized appreciation (depreciation) of investments	$101,846,972	$4,035,974

At November 30, 2011, the Funds' tax year end, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Expiration:
November 30, 2028	$11,001,074	$—
November 30, 2029	1,440,597	—
November 30, 2030	1,953,682	—
November 30, 2031	—	5,516,747
Total	$14,395,353	$5,516,747

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Notes to

FINANCIAL STATEMENTS (continued)

At November 30, 2011, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Expiration:
November 30, 2013	$19,645,804	$—
November 30, 2014	36,376	—
November 30, 2016	—	19,379,268
Total	$19,682,180	$19,379,268

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds' quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund's investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as an ordinary "C" corporation). Currently, the Fund's intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components.

For purposes of determining the income tax characterization of each Fund's distributions, amounts in excess of each Fund's earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund's annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP which exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of a Fund's income tax basis in that MLP.

The character of each Fund's distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. The Fund's accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that 100% of each Fund's distributions during the period ended November 30, 2011, will be characterized for U.S. GAAP purposes as a return of capital.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not invest in any such investments during the periods ended November 30, 2011.

Organizational and Offering Costs

The Adviser has agreed to reimburse all Energy MLP Total Return's (JMF) organizational expenses (approximately $11,000) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund's share of offering costs ($944,400) was recorded as a reduction of proceeds from the sale of shares.

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Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of November 30, 2011:

MLP & Strategic Equity (MTP)	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates*	$266,591,042	$18,180,685	$—	$284,771,727
Short-Term Investments	—	1,724,016	—	1,724,016
Total	$266,591,042	$19,904,701	$—	$286,495,743
Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates*	$517,051,539	$17,953,305	$—	$535,004,844
Short-Term Investments	—	627,050	—	627,050
Total	$517,051,539	$18,580,355	$—	$535,631,894

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

During the periods ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the periods ended November 30, 2011.

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Notes to

FINANCIAL STATEMENTS (continued)

4. Fund Shares

During the fiscal year ended October 31, 2011, MLP & Strategic Equity's (MTP) Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. During the period February 24, 2011 (commencement of operations) through November 30, 2011, Energy MLP Total Return's (JMF) Board of Trustees approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Funds have not repurchased any of their outstanding shares since the inceptions of their share repurchase programs.

Transactions in shares were as follows:

	MLP & Strategic Equity (MTP)			Energy MLP Total Return (JMF)
	One Month Ended 11/30/11	Year Ended 10/31/11	Year Ended 10/31/10	For the Period 2/24/11 (commencement of operations) through 11/30/11
Shares:
Sold	—	—	—	23,610,000
Issued to shareholders due to reinvestment of distributions	—	10,620	82,529	184,996
	—	10,620	82,529	23,794,996

5. Investments Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended November 30, 2011,

	MLP & Strategic Equity (MTP)*	Energy MLP Total Return (JMF)**
Purchases	$56,000,726	$809,319,834
Sales	61,316,859	235,377,877

*  For the period November 1, 2011 through November 30,2011.

**  For the period February 24, 2011 (commencement of operations) through November 30, 2011.

6. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	MLP & Strategic Equity (MTP) Fund-Level Fee Rate	Energy MLP Total Return (JMF) Fund-Level Fee Rate
For the first $500 million	.9200%	.9000%
For the next $500 million	.8950	.8750
For the next $500 million	.8700	.8500
For the next $500 million	.8450	.8250
For managed assets over $2 billion	.8200	.8000

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The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2011, the complex-level fee rate for each Fund was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall strategy and asset allocation decisions. The Adviser has entered into investment sub-advisory agreements with Fiduciary Asset Management, LLC ("FAMCO"), under which FAMCO manages the investment portfolios for the Funds. FAMCO is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to reimburse expenses so that MLP & Strategic Equity's (MTP) total operating expenses do not exceed 1.35% through August 1, 2012, of the Fund's average daily managed assets.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. Borrowing Arrangements

Energy MLP Total Return (JMF) has entered into a $130 million (maximum commitment amount) prime brokerage facility with Deutsche Bank as a means of financial leverage. On April 29, 2011, the Fund began to draw on this borrowing facility. As of November 30, 2011, the Fund's outstanding balance on these borrowings was $125 million. For the period April 29, 2011 through November 30, 2011, the average daily balance outstanding and annual interest rate on these borrowings were $115,937,500 and 1.18%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments. Interest charged on the used portion of these borrowings is calculated at a rate per annum equal to 3-Month LIBOR (London Inter-bank Offered Rate) plus .85%. In addition, the Fund accrues a commitment fee of .50% per annum on the unused portion of the maximum commitment amount. The Fund also paid a .05% one-time closing fee on the maximum commitment amount, which was fully expensed during the current reporting period.

Interest expense, commitment and closing fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 ("ASU No. 2011-04") modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the

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Notes to

FINANCIAL STATEMENTS (continued)

FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Nuveen Energy MLP Total Return Fund (the "Fund") is responsible for approving advisory arrangements for the Fund and, at meetings held on November 17, 2010 and December 7, 2010 (together, the "Meeting"), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), considered and approved the investment management agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (formerly known as Nuveen Asset Management) (the "Adviser") and the investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Fiduciary Asset Management Inc. (the "Sub-Adviser"), on behalf of the Fund. The Adviser and the Sub-Adviser are each hereafter a "Fund Adviser." The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an "Advisory Agreement."

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Fund Adviser;

•  the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•  the expertise and background of the Fund Adviser with respect to the Fund's investment strategy;

•  certain performance-related information (as described below);

•  the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and certain financial information of the parent company of the Sub-Adviser;

•  the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•  the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•  the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates and certain financial information of the parent company of the Sub-Adviser; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As the Adviser already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of such Fund Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Adviser, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the Adviser and its services in evaluating the Investment Management Agreement. In addition, the Independent Board Members recognized that the Sub-Adviser acts as sub-adviser to the MLP & Strategic Equity Fund Inc. (the "MLP & Strategic Equity Fund"). In October 2010, the Adviser became the investment adviser to the MLP & Strategic Equity Fund (which had previously been advised by IQ Investment Advisors LLC), and such fund (along with certain other funds that were previously advised by IQ Investment Advisors LLC) became part of the Nuveen fund complex.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the Fund Adviser with applicable investment strategies. Further, the Independent Board Members have considered the background, experience and track record of the Fund Adviser's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund

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administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In addition to the foregoing services, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences; and having direct communications with analysts and financial advisors.

In evaluating the services expected to be provided by the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. The Board Members recognized the Sub-Adviser's experience in Master Limited Partnership (MLP) investment products. In addition, the Sub-Adviser made a presentation and, in December 2010, certain of the Independent Board Members visited the offices of the Sub-Adviser.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. The Independent Board Members were provided, however, with certain information relating to the investment performance of the Sub-Adviser's MLP Composite, including, among other things, returns for the third quarter of 2010, and the 2010 year-to-date, one-year, three-year, five-year, seven-year, ten-year, and since inception (March 31, 1995) periods as of September 30, 2010, as well as, for the periods available, corresponding returns of the relevant benchmark index.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure, its proposed sub-advisory fee arrangement, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

the Fund's management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Adviser assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser did not currently charge a lower advisory or sub-advisory fee to any other client to which it provides comparable services as those it expects to provide to the Fund.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also were provided with the Form 10-K filed by Nuveen on March 31, 2010 (for the period ending December 31, 2009) and the Form 8-K filed by Nuveen on November 12, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board

Nuveen Investments

Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, an indirect wholly-owned subsidiary of Piper Jaffray Companies, the Independent Board Members were provided with the Form 10-Q filed by Piper Jaffray Companies on November 3, 2010 for the quarterly period ending September 30, 2010, which included its financial statements on a consolidated basis. Given, among other things, the fees that the Sub-Adviser assesses to other clients and that the sub-advisory fee is established through arm's-length negotiations, the Independent Board Members were satisfied that the Sub-Adviser's level of profitability was reasonable in light of the services expected to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members noted that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund's shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members have considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Adviser, the Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," the Adviser intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may participate in soft dollar arrangements, and therefore may benefit from such arrangements to the extent it receives research from brokers that execute the Fund's portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	239

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	239

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	239

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	239

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	239

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	239

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	239

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	239

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	239

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	239

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	239

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	239

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	239

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	239

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	239

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	239

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	239

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	239

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	239

(1)  The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Funds's liabilities, and dividing by the number of shares outstanding.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Directors/Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	—
JMF	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130 closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/performance

EAN-A-1111D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN ENERGY MLP TOTAL RETURN FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
November 30, 2011 (5)	$48,718	$0	$17,500	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

November 30, 2010	N/A	N/A	N/A	N/A

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)          “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)          “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3)          “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4)          “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)          The fund commenced operations on February 24, 2011.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
November 30, 2011 (1)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

November 30, 2010	N/A	N/A	N/A

Percentage approved pursuant to pre-approval exception	0%	0%	0%

(1)   The fund commenced operations on February 24, 2011.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
November 30, 2011 (1)	$17,500	$0	$0	$17,500
November 30, 2010	N/A	N/A	N/A	N/A

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(1)   The fund commenced operations on February 24, 2011.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

FIDUCIARY ASSET MANAGEMENT, LLC

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-advisor, Fiduciary Asset Management, LLC (“FAMCO”). FAMCO’s Proxy Voting Policies and Procedures are as follows:

A.            Statement of Policy

1.             It is the policy of Fiduciary Asset Management, LLC (“FAMCO”) to vote all proxies over which it has voting authority in the best interest of FAMCO’s clients.

B.            Definitions

2.             By “best interest of FAMCO’s clients,” FAMCO means clients’ best economic interest over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.             By “material conflict of interest,” FAMCO means circumstances when FAMCO itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.            FAMCO Invests With Managements That Seek Shareholders’ Best Interests

4.             Under its investment philosophy, FAMCO generally invests client funds in a company only if FAMCO believes that the company’s management seeks to serve shareholders’ best interests. Because FAMCO has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders’ best interests.

5.             FAMCO may periodically reassess its view of company managements. If FAMCO concludes that a company’s management no longer serves shareholders’ best interests, FAMCO generally sells its clients’ shares of the company. FAMCO believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management. There are times when FAMCO believes management’s position on a particular proxy issue is not in the best interests of our clients but it does not warrant a sale of the client’s shares. In these circumstances, FAMCO will vote contrary to management’s recommendations.

D.            FAMCO’s Proxy Voting Procedures

6.             When companies in which FAMCO has invested client funds issue proxies, FAMCO routinely votes the proxies as recommended by management, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interest of FAMCO’s clients.

7.             If FAMCO has decided to sell the shares of a company, whether because of concerns about the company’s management or for other reasons, FAMCO generally abstains from voting proxies issued by the company after FAMCO has made the decision to sell. FAMCO generally will not notify clients when this type of routine abstention occurs.

8.             FAMCO also may abstain from voting proxies in other circumstances. FAMCO may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAMCO generally will not notify clients when this type of routine abstention occurs.

9.             The procedures in this policy apply to all proxy voting matters over which FAMCO has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.             Alternative Procedures for Potential Material Conflicts of Interest

10.           In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAMCO, an appearance might arise of a potential conflict between FAMCO’s interests and the interests of affected clients in how the proxies of that issuer are voted.

11.a.        When FAMCO itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAMCO’s interests and clients’ interests may appear to exist, FAMCO generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAMCO may use to assist in voting proxies. FAMCO generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAMCO will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

11.b.        In unusual cases, FAMCO may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i)    Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAMCO to vote the proxies under its usual policy;

(ii)   Abstaining from voting the proxies; or

(iii)  Forwarding the proxies to clients so that clients may vote the proxies themselves.

FAMCO generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.             Other Exceptions

12.           On an exceptions basis, FAMCO may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G.            Voting by Client Instead of FAMCO

13.           A FAMCO client may vote its own proxies instead of directing FAMCO to do so. FAMCO recommends this approach if a client believes that proxies should be voted based on political or social interests.

14.           FAMCO generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAMCO’s guidelines or with the client’s best economic interest in FAMCO’s view.

15.           FAMCO generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.            Persons Responsible for Implementing FAMCO’s Policy

16.           FAMCO’s client services staff has primary responsibility for implementing FAMCO’s proxy voting procedures, including ensuring that proxies are timely submitted. FAMCO also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

17.           FAMCO’s Compliance Manager will routinely confer with FAMCO’s Chief Investment Officer if there is a proxy proposal which would result in a vote against management.

I.              Recordkeeping

18.           FAMCO or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

(i) Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by FAMCO that are material to a decision on how to vote or memorializing the basis for a decision;

(v)  Written client requests for proxy voting information, and (vi) written responses by FAMCO to written or oral client requests.

20.           FAMCO will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAMCO relies on the service provider to maintain related records.

21.           FAMCO or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

22.           All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAMCO or a service provider for the first two years).

J.             Availability of Policy and Proxy Voting Records to Clients

23.           FAMCO will initially inform clients of this policy and how a client may learn of FAMCO’s voting record for the client’s securities through summary disclosure in Part II of FAMCO’s Form ADV. Upon receipt of a client’s request for more information, FAMCO will provide to the client a copy of this proxy voting policy and/or how FAMCO voted proxies for the client during the period since this policy was adopted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged FAMCO (also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

James J. Cunnane Jr., CFA — Managing Director, Chief Investment Officer-MLPs

Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP. He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee. He joined FAMCO in 1996 and currently serves as a portfolio manager for three publicly traded closed-end end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund Inc. and the Nuveen Energy MLP Total Return Fund. He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund. Mr. Cunnane has served as a Flex Core Equity portfolio manager at FAMCO. Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder. He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley — Managing Director, Senior Portfolio Manager

Mr. Kiley is a Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. Mr. Kiley serves as a portfolio manager for three publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund Inc. and the Nuveen Energy MLP Total Return Fund. He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund. Prior to joining FAMCO in 2005, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

B. OTHER ACCOUNTS

Other Accounts Managed by Portfolio Manager(s) or Management team member as of November 30, 2011

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James Cunnane	4	4	388	0	1	0
	$1,174,218,290	$60,123,021	$818,099,710	$0	$19,867,762	$0

Quinn T. Kiley	4	4	388	0	1	0
	$1,174,218,290	$60,123,021	$818,099,710	$0	$19,867,762	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

D. FUND MANAGER COMPENSATION

The primary portfolio managers’ compensation is as follows for James J. Cunnane, Jr. and Quinn T. Kiley:

Base Salary. The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus. The portfolio manager’s annual bonus is determined by the CEO of FAMCO pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts. The monies paid are directly derived from a “pool” created from FAMCO’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray companies stock.

The portfolio managers also participate in benefit plans and programs generally available to all employees.

E. OWNERSHIP OF JMF AS OF NOVEMBER 30, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Cunnane, Jr.	None
Quinn T. Kiley	$10,001-$50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Energy MLP Total Return Fund

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date February 6, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date February 6, 2012